BULL & BEAR GOLD INVESTORS LTD.

    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also fumish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation or the transfer agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT -Custodian
TEN ENT - as tenants by the                            (Cust)   (Minor)
          entireties                             under Uniform Gifts to
JT TEN - as joint tenants with                           Minors Act
         right of survivorship
         and not as tenants                    -----------------------
         in common                                    (State)


    Additional abbreviations may also be used though not in the above list.

    For value received,___________________hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY
  OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
               ZIP CODE OF ASSIGNEE

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_________________________________________Shares of the Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_______________________________


                      -------------------------------
                      Signature
                      NOTICE: THE SIGNATURE TO THIS
                      ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


COMMON STOCK

PAR VALUE $.Ol                    Shares

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND THIS CERTIFICATE
                        IS TRANSFERABLE IN KANSAS CITY, MO OR IN NEW YORK, NY CUSIP 120177100 SEE REVERSE FOR CERTAIN DEFINITIONS

                     BULL & BEAR GOLD INVESTORS LTD.

THIS CERTIFIES THAT

IS THE OWNER OF

  FULL PAID AND  NONASSESSABLE  SHARES OF THE  COMMON  STOCK OF Bull & Bear
Gold Investors Ltd., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, such as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

    SECRETARY                            CO-PRESIDENT

COUNTERSIGNED AND REGISTERED

 TRANSFER AGENT

 AND REGISTRAR

 AUTHORIZED SIGNATURE